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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

              Current Report pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 28, 2004
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                              TRAILER BRIDGE, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                     000-22837               13-3617986
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(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)              File Number)          Identification No.)


 10405 New Berlin Road East
    Jacksonville, Florida                                       32226
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(Address of principal executive offices)                      (Zip Code)






Registrant's telephone number including area code:         (904)-751-7100
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                                 Not Applicable
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          (Former name or former address, if changed since last report)


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ITEM 9.  Regulation FD Disclosure

On July 28, 2004, Trailer Bridge, Inc. ("TBI") issued a press release announcing that it has entered into a definitive agreement to purchase 100% of the outstanding shares of Kadampanattu Corp. (the "Company") from the Estate of Malcolm P. McLean (the "Estate") pursuant to a Shares Acquisition Agreement dated as of July 23, 2004 by and between the Estate, the Company and TBI (the "Shares Acquisition Agreement"). The text of the press release is attached as
Exhibit 99.1 The Shares Acquisition Agreement is attached as Exhibit 99.2.







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                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TRAILER BRIDGE, INC.



Date: July 28, 2004                     By:   /s/ John D. McCown
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                                              John D. McCown
                                              Chairman and Chief Executive
                                              Officer









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                                  EXHIBIT INDEX


No.                                       Description of Exhibit

99.1       Press Release

99.2 Shares Acquisition Agreement dated as of July 23, 2004 by and between the Estate of Malcom P. McLean, Kadampanattu Corp., and Trailer Bridge, Inc.